UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 8, 2014
Date of Report

Q BIOMED INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193328	46-4013793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Ave New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 588-0022
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

a)           Previous Independent Accountant

On October 8, 2015, Weinberg & Baer LLC (“WB”), Baltimore, Maryland, was dismissed as the independent registered public accounting firm for Q BioMed Inc. (the “Company”).  The Audit Reports of WB, dated February 18, 2015 and December 22, 2013, on the Company’s financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report dated February 18, 2015 for the fiscal year ended November 30, 2014, and the report dated December 22, 2013 for the fiscal year ended November 30, 2013, contained statements indicating there is substantial doubt about the Company’s ability to continue as a going-concern.  During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of WB’s dismissal, there have been no disagreements with WB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of WB, would have caused them to make reference thereto in their report on the financial statements for such periods.

On October 8, 2015, the Company provided a draft copy of this report on Form 8-K to WB, requesting their comments on the information contained herein.  The response from WB is herewith filed as an exhibit to this current report on Form 8-K.

b)           New Independent Accountant

On October 8, 2015, the Board of Directors of the Company appointed the firm of Marcum LLP, 750 Third Avenue, New York, NY 10017, as the principal independent registered public accounting firm of the Company for the fiscal year ending November 30, 2015.  During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Marcum LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Marcum LLP, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Marcum LLP, on any matter that was the subject of a disagreement or a reportable event.

ITEM 5.02 Appointment of Certain Officers.

On October 8, 2015, Mr. Denis Corin, the Company’s current President, was appointed to the positions of Chief Executive Officer and Chairman of the Board of Directors.

ITEM 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT INDEX

Exhibit	Description

16.1	Responsive Letter from Weinberg & Baer LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q BIOMED INC.
Date: October 9, 2015	By: /s/ Denis Corin Name: Denis Corin Title: Chairman and CEO